Subsequent event	12 Months Ended
Dec. 31, 2024
Notes and other explanatory information [abstract]
Subsequent event

20.	Subsequent event

On March 3, 2025, the Company announced that it had entered into a definitive agreement (the “Agreement”) to sell certain assets comprising the Rock Creek Mill for a purchase price of US$9,700,000 (the “Purchase Price”). Closing of the transaction is subject to certain conditions, including completion of a final inspection by the Purchaser. The Purchase Price is payable in certain instalments as follows:

•	US$2,000,000 is due within 14 days of the execution of the Agreement.
•	US$3,000,000 shall be paid upon verification of transport scheduling.
•	US$2,000,000 shall be paid following the final inspection.
•	US$2,700,000 shall be paid when the assets are prepared for shipment, subject to adjustment based on the final inspection.

15% of the Purchase Price is payable as a commission by Almaden to an equipment sales broker.